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                                     ECOLAB
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1994)


                         FIRST DECLARATION OF AMENDMENT


Pursuant to Section 1.3 of the Ecolab Supplemental Executive Plan ("SERP") and
Section 5.1 of the Ecolab Inc. Administrative Document for Non-Qualified Benefit Plans which is incorporated into SERP by reference ("Administrative Document"), the Company amends the SERP as set forth below.

     (1) Exhibit A to SERP is hereby deleted in its entirety and replaced with the attached Exhibit A, which is incorporated herein and forms a part of this amendment to SERP.

     (2)  This amendment to SERP shall be effective as of July 1, 1994.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officers and its corporate seal affixed, this 19th day of September, 1994.



                         ECOLAB INC.
  (Seal)
                         By: /s/ Michael E. Shannon
                            ---------------------------------
                              Michael E. Shannon
                              Vice Chairman, Chief Financial
                              and Administrative Officer


Attest: /s/ Kenneth A. Iverson
       ---------------------------
       Kenneth A. Iverson
       Vice President and Secretary

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                                    EXHIBIT A

                              ACTUARIAL ASSUMPTIONS


1.   Interest Rate:                7.5% except as provided in item 4 below and
                                   provided that, for purposes of determining the actuarial equivalent value of a lump sum distribution, the interest rate will be 120% of the applicable interest rate defined in
                                   Section 417(e)(3)(B) of the Code.

2.   Mortality:                    1971 Group Annuity Table.

3.   Annuity Values Weighted:      75% male, 25% female.

4.   Early Commencement:      In the event of early payment (pursuant to Section
                              3.3(2) of the Plan) in the form of a single lump sum, the lump sum amount shall be based on the lump sum interest rate described in item 1 above and the "early retirement benefit" immediate annuity amount as determined under such Section
                              3.3(2).